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                                                                  (EXHIBIT 99.D)

                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K of HON INDUSTRIES Inc. (the "Company") for the period ended December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jack D. Michaels, as Chairman and Chief Executive Officer of the Company, and Jerald K. Dittmer, as Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Jack D. Michaels
                                       -----------------------------------------
                                       Name:  Jack D. Michaels
                                       Title: Chairman and Chief
                                              Executive Officer
                                       Date:  March 24, 2003


                                        /s/ Jerald K. Dittmer
                                       -----------------------------------------
                                       Name:  Jerald K. Dittmer
                                       Title: Vice President and Chief Financial
                                              Officer
                                       Date:  March 24, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.